                         ANNUAL REPORT, March 31, 2002

                       FBR AMERICAN GAS INDEX FUND, INC.

                4922 Fairmont Avenue, Bethesda, Maryland 20814

                      (800) 343-3355      (301) 657-1500

--------------------------------------------------------------------------------

Dear Fellow Shareholder:

For the fiscal year ended March 31, 2002, the FBR American Gas Index Fund (the "Fund")/1/ returned -5.90%. During the same twelve months, the Fund's benchmarks, the American Gas Association Stock Index/2/, the Dow Jones Utility Index/3/ and the S&P 500/4/ returned -7.17%/5/, -16.83%/5/ and 0.25%/5/, respectively. The table below illustrates your Fund's performance compared to its appropriate benchmarks through the 2002 fiscal year end.

                                            Average Annual Total Returns
                                       ---------------------------------------
                                                                       Since
                              Q1 2002   1 Year    5 Years  10 Years  Inception
                             --------- --------- --------- --------- ---------
                             12/31/01- 03/31/01- 03/31/97- 03/31/92- 05/15/89-
                             03/31/02  03/31/02  03/31/02  03/31/02  03/31/02
                             --------- --------- --------- --------- ---------
  FBR American Gas
   Index Fund/1/               4.49%     -5.90%   12.21%    13.04%    10.72%
  AGA Stock Index/2/           4.04%     -7.17%   13.84%    12.30%     9.66%
  Dow Jones Utility Index/3/   5.13%    -16.83%   11.03%    12.88%     9.05%
  S&P 500/4/                   0.28%      0.25%   10.18%    13.28%    10.23%

TOTAL RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original value.


                                                                    May 2, 2002

          Top Five Performers
-----------------------------------------
(Price Change: Year Ended March 31, 2002)
PG&E Corp. (3.96%)*                89.24%
TXU Corp. (1.13%)*                 31.92%
UGI Corp. (0.44%)*                 27.97%
Southwestern Energy Co. (0.15%)*   27.07%
Energy East Corp. (1.57%)*         25.36%

             Bottom Five Performers
------------------------------------------------
   (Price Change: Year Ended March 31, 2002)
The Williams Companies, Inc. (4.72%)*    -45.02%
Reliant Energy, Inc. (2.51%)*            -43.01%
El Paso Corp. (4.54%)*                   -32.57%
SEMCO Energy, Inc. (0.27%)*              -32.39%
Constellation Energy Group, Inc. (0.69%) -30.05%

*The parenthetical percentage represents the holding as a percentage of net assets

In a year characterized by negative sentiment directed toward the utilities sector, your Fund managed to outperform the utility sector benchmarks, of which we are proud. This of course is of little solace in an overall declining market. Several factors weighed heavily on the entire natural gas and utilities sector from which few companies were able to hide. The well-publicized downward spiral of Enron brought increased scrutiny to the entire utilities sector fueling investors to aggressively sell the sector. As alarming as the Enron story is, we feel the increased scrutiny of all companies and their auditors by regulators and investors is ultimately positive for the markets. The 2001-02 heating season was one of the warmest on record with temperatures 18% above normal leaving the natural gas industry with a substantial supply surplus driving wholesale prices for natural gas lower. The lower wellhead spot price throughout the winter months adversely impacted the cash flows of the portfolio companies depressing their near-term earnings estimates. Elastic user demand as well as the continued weak economy contributed with the above factors to the negative performance of the Fund over the last twelve months.

Despite the negative short-term market sentiment, the FBR American Gas Index Fund's long-term performance record was recognized by Lipper Equity Fund Performance Analysis Services. The Fund received the Lipper Performance Achievement Certificate/6/ for the ten-years ended December 31, 2001/7/. The awards are given on an annual basis to the funds that rank first in their investment objective/Lipper classification over the various time periods. The Fund was the number one performing utility fund for the ten-years ended December 31, 2001. The award is a tribute to the Fund's time tested indexing methodology, providing investors with a viable alternative to the traditional "defensive" asset class investment vehicles such as bonds, real estate and actively managed utility funds.

Since our semiannual communication the Fund added two companies to the portfolio. American Electric Power Corp., a wholesale natural gas merchant and Alliant Energy Corp., a residential natural gas provider servicing the upper mid-western states. The Fund liquidated its long-time Enron position back in November 2001 as well as Touch American Holdings, Inc. (formerly Montana Power Corp.). Touch America sold its utility assets and did not renew its American Gas Association membership.

Predicting the short-term movements of the natural gas markets or any market for that matter is a challenging task to say the least. Macro-economic factors such as international relations, systemic factors such as supply and demand as well as atmospheric influences are factored together to form an opinion on the short-term market trend. Those who attempt to predict these things acknowledge that this is an inexact science at best. However, for long-term investors who believe in the solid fundamentals of the natural gas industry, short-term movements create tremendous opportunities. The Fund continues to offer a low-cost diversified industry investment allowing you to take advantage of these positive long-term trends.

As always, we thank you for you continued support and investment in the Fund. On April 30, 2002 the Fund's name officially changed from the Rushmore American Gas Index Fund to the FBR American Gas Index Fund, the investment symbol remains GASFX. You will now be able to check the Fund's daily NAV in you paper under the FBR Funds or you may call our automated quote line at 1.800.200.4710. Every other operational aspect of the Fund remains the same, we assure you that this change in no way impacts the Fund's investment objectives and expense structure. For more complete information, including fees and expenses and a copy of a free prospectus, please call 1.888.888.0025 or visit us on line at www.fbr.com/funds. Investing in the Fund involves certain risks that are fully discussed in the prospectus, please read the prospectus carefully before you invest or send money.

Sincerely,

         /s/ David H. Ellison /s/ Winsor H. Aylesworth
         David H. Ellison     Winsor H. "Skip" Aylesworth
         President            Vice President and Treasurer

--------------------------------------------------------------------------------
                                       2

---------------------
/1/ By employing a statistical approach that concentrates all investments in a single industry, the Fund is subject to those risks associated with the natural gas distribution and transmission industry. The gas industry is sensitive to increased interest rates because of the capital-intensive nature of the industry. Typically, a significant portion of the financing of the gas industry's assets is obtained through debt. As interest rates increase, such debt scheduled to be refinanced would be acquired at higher rates thereby adversely affecting earnings.
/2/ American Gas Stock Index is a market capitalization (adjusted by percentage of gas assets) weighted index adjusted monthly consisting of the member companies of the American Gas Association. No company may account for greater than 5% of the Index.
/3/ Dow Jones Utility Index is a price-weighted average of 15 utility companies listed on the New York Stock Exchange and involved in the production of electrical energy.
/4/ The S&P 500 is a market capitalization-weighted index of 500 stocks. The index is designed to represent the broad domestic economy through changes in aggregate market value of the 500 stocks representing all major industries.
/5/ The indices are unmanaged and unlike the American Gas Index Fund have no management fees or operating costs that reduce reported returns. The volatility and other risk characteristics for the Fund will differ from the volatility and risk characteristics of the indices.
/6/ Lipper Performance Achievement Certificates are awarded to fund portfolios that rank first in their investment objective/Lipper classification over various time periods. Certificates are awarded once a year as of December 31 for the trailing one-,five-, ten-, and fifteen-year periods for open-end equity funds, based on total cumulative return. For the ten-year period ended December 31, 2001 the American Gas Index Fund ranked number 1 out of 81 domestic equity utility funds. (C)2002 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper Content is expressly prohibited without the prior written consent of Lipper. For the one-year, five-year and ten-year period ended 03/31/02, the FBR American Gas Index Fund was ranked 8 out of 92 utility funds, 3 out of 69 utility funds and 1 out of 18 utility funds, respectively, according to Lipper Analytical Services.
/7/ The FBR American Gas Index Fund returned 3.34%, -14.78%, 10.83%, 11.94% for the quarter, one-year, five-year and ten-year periods ended 12/31/01. The Fund's average annual return since inception (05/15/89) through 12/31/01 was 10.55%.
FBR Mutual Funds are distributed by FBR Investment Services, Inc., member NASD/SIPC.

--------------------------------------------------------------------------------
                                      3

               [CHART]

FBR American Gas Index Fund, Inc.
__________________________

Comparison of Change in Value of $10,000 Investment in
Fund Shares(1)(2) vs. Index
(unaudited)

Mar 31, 1992    10,000    10,000
Mar 31, 1993    13,538    12,473
Mar 31, 1994    12,811    10,732
Mar 31, 1995    13,415    11,003
Mar 31, 1996    16,563    13,266
Mar 31, 1997    19,146    14,404
Mar 31, 1998    24,818    19,685
Mar 31, 1999    23,242    20,886
Mar 31, 2000    27,234    21,680
Mar 31, 2001    36,187    29,342
Mar 31, 2002    34,053    24,393

FRB American Gas Index Fund......... $34,053
Dow Jones Utility Index............. $24,393


                                Total Returns*
                                         American Gas           Dow Jones
For the Periods Ended March 31, 2002 Index Fund, Inc./(1)/ Utility Index/(1)(2)/
------------------------------------ --------------------  --------------------
        One Year....................        (5.90)%               (16.83)%
        Annualized Five Year........        12.21                  11.03
        Annualized Ten Year.........        13.04                  12.88

TOTAL RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Returns shown assume reinvestment of distributions.

* The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
/(1)/The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the indices are unmanaged, do not incur sales charges or expenses and are not available for investment.
/(2)/Dow Jones Utility Index is a price weighted average of 15 utility companies listed on the New York Stock Exchange and involved in the production of electrical energy.

--------------------------------------------------------------------------------
                                      4

                                              FBR American Gas Index Fund, Inc.
================================================================================



STATEMENT OF NET ASSETS
March 31, 2002

                                                       Value     Percent of
                                            Shares    (Note 1)   Net Assets
                                            ------- ------------ ----------
     COMMON STOCKS
      KeySpan Corp......................... 299,400 $ 10,895,166    4.85%
      The Williams Companies, Inc.......... 449,800   10,597,288    4.72
      El Paso Corp......................... 231,800   10,206,154    4.54
      Dominion Resources, Inc.............. 152,000    9,904,320    4.41
      Public Service Enterprise Group, Inc. 211,200    9,672,960    4.31
      Duke Energy Corp..................... 246,000    9,298,800    4.14
      PG&E Corp.*.......................... 377,900    8,903,324    3.96
      NiSource, Inc........................ 350,000    8,032,500    3.58
      NICOR, Inc........................... 157,900    7,192,345    3.19
      Consolidated Edison, Inc............. 137,000    5,741,670    2.56
      Reliant Energy, Inc.................. 218,600    5,637,694    2.51
      AGL Resources, Inc................... 205,000    4,817,500    2.14
      Peoples Energy Corp.................. 118,500    4,666,530    2.08
      Piedmont Natural Gas Co., Inc........ 128,400    4,571,040    2.03
      WGL Holdings, Inc.................... 166,400    4,469,504    1.99
      Wisconsin Energy Corp................ 168,100    4,182,328    1.86
      Questar Corp......................... 161,600    4,154,736    1.85
      Equitable Resources, Inc............. 117,800    4,100,618    1.82
      Exelon Corp..........................  76,100    4,031,017    1.79
      CMS Energy Corp...................... 174,000    3,937,620    1.75
      National Fuel Gas Co................. 158,700    3,864,345    1.72
      Aquila, Inc.......................... 155,504    3,862,719    1.72
      Southern Union Co.*.................. 207,400    3,799,568    1.69
      Vectren Corp......................... 141,000    3,622,290    1.61
      Atmos Energy Corp.................... 151,500    3,575,400    1.59
      Energy East Corp..................... 161,700    3,516,975    1.57
      DTE Energy Co........................  74,000    3,367,000    1.50
      Xcel Energy, Inc..................... 131,500    3,333,525    1.48
      OGE Energy Corp...................... 136,000    3,259,920    1.45
      Southwest Gas Corp................... 126,000    3,150,000    1.40
      New Jersey Resources Corp............  93,900    2,839,536    1.26
      Northwest Natural Gas Co............. 100,000    2,801,000    1.25
      TXU Corp.............................  46,700    2,545,617    1.13
      MDU Resources Group, Inc.............  66,400    2,058,400    0.92
      ONEOK, Inc...........................  87,200    1,818,120    0.81
      Cinergy Corp.........................  45,400    1,623,050    0.72
      The Laclede Group, Inc...............  69,600    1,621,680    0.72

--------------------------------------------------------------------------------
                                      5

                                              FBR American Gas Index Fund, Inc.
================================================================================



STATEMENT OF NET ASSETS (continued)
March 31, 2002

                                                    Value     Percent of
                                          Shares   (Note 1)   Net Assets
                                          ------ ------------ ----------
       COMMON STOCKS (continued)
        Constellation Energy Group, Inc.. 50,100 $  1,545,585    0.69%
        TECO Energy, Inc................. 50,900    1,457,267    0.65
        Progress Energy, Inc............. 27,000    1,351,080    0.60
        South Jersey Industries, Inc..... 41,700    1,315,635    0.59
        Energen Corp..................... 44,900    1,187,605    0.53
        NUI Corp......................... 45,560    1,133,533    0.50
        Citizens Communications Co.*..... 98,400    1,057,800    0.47
        American Electric Power Co., Inc. 22,700    1,046,243    0.47
        UGI Corp......................... 31,800      996,612    0.44
        RGS Energy Group, Inc............ 25,000      981,250    0.44
        Cascade Natural Gas Corp......... 43,600      925,192    0.41
        Northeast Utilities.............. 46,000      914,020    0.41
        NSTAR............................ 20,000      906,800    0.40
        PNM Resources, Inc............... 28,000      858,480    0.38
        Alliant Energy Corp.............. 26,000      785,720    0.35
        Allegheny Energy, Inc............ 17,000      702,950    0.31
        SEMCO Energy, Inc................ 63,000      604,800    0.27
        Avista Corp...................... 36,500      566,845    0.25
        WPS Resources Corp............... 14,200      560,048    0.25
        PPL Corp......................... 13,000      514,930    0.23
        EnergySouth, Inc................. 16,900      439,400    0.20
        Madison Gas & Electric Co........ 14,100      400,722    0.18
        CH Energy Group, Inc.............  8,400      398,580    0.18
        Conectiv, Inc.................... 15,000      373,350    0.17
        Southwestern Energy Co.*......... 27,000      339,660    0.15
        Chesapeake Utilities Corp........ 14,000      268,100    0.12
        Entergy Corp.....................  6,000      260,460    0.12
        Delta Natural Gas Co., Inc.......  9,100      195,923    0.09
        Sierra Pacific Resources......... 11,400      172,026    0.08
        RGC Resources, Inc...............  5,900      113,929    0.05
        Energy West, Inc.................  8,000       83,200    0.04
        ALLETE, Inc......................  1,600       46,544    0.02
        Corning Natural Gas Corp.........  1,300       28,600    0.01
                                                 ------------   -----
       Total Common Stocks (Cost $135,004,279)..  208,205,148   92.67
                                                 ------------   -----

--------------------------------------------------------------------------------
                                      6

                                              FBR American Gas Index Fund, Inc.
================================================================================



STATEMENT OF NET ASSETS (continued)
March 31, 2002

                                                                                                    Value      Percent of
                                                                                                   (Note 1)    Net Assets
                                                                                                 ------------  ----------
                        REPURCHASE AGREEMENTS
                          With Fuji Securities, Inc. dated 3/28/02 at 1.7% to be repurchased at
                          $868,164 on 4/1/02, collateralized by $887,889 in U.S. Treasury Bonds,
                          due 8/15/17.........................................................   $    868,000      0.38%
                          With Fuji Securities, Inc. dated 3/28/02 at 1.7% to be repurchased at
                          $15,388,906 on 4/1/02, collateralized by $15,700,588 in U.S. Treasury
                          Bonds, due 5/15/14..................................................     15,386,000      6.85
                                                                                                 ------------    ------
                        Total Repurchase Agreements (Cost $16,254,000)..........................   16,254,000      7.23
                                                                                                 ------------    ------
                        Total Investments (Cost $151,258,279)...................................  224,459,148     99.90
                        Other Assets Less Liabilities...........................................      222,189      0.10
                                                                                                 ------------    ------
                        Net Assets.............................................................. $224,681,337    100.00%
                                                                                                 ============    ======
                        Net Asset Value Per Share (Based on 14,463,680 Shares Outstanding)......       $15.53
                                                                                                 ============
                        Net Assets Consist of:
                         Paid-in Capital.......................................................  $163,029,894
                         Accumulated Undistributed Net Investment Income.......................         1,495
                         Accumulated Undistributed Net Realized Loss on Investments............   (11,550,921)
                         Net Unrealized Appreciation of Investments............................    73,200,869
                                                                                                 ------------
                         Net Assets............................................................  $224,681,337
                                                                                                 ============

Income Tax Information:
At March 31, 2002, the cost of the investment securities for Federal income tax purposes was $153,491,000. Net unrealized appreciation was $70,968,148 of which $72,497,846 related to appreciated investment securities and $1,529,697 related to depreciated investment securities.

Other Information:
For the year ended March 31, 2002, purchases of securities, excluding short-term securities, were $65,666,147 and sales (including maturities) of securities were $90,203,248.

*Non-income producing

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                      7

                                              FBR American Gas Index Fund, Inc.
================================================================================



STATEMENT OF OPERATIONS
For the Year Ended March 31, 2002

       Investment Income
        Dividends.......................................... $  8,577,934
        Interest...........................................      356,300
                                                            ------------
          Total Investment Income..........................    8,934,234
                                                            ------------
       Expenses
        Investment Advisory Fee (Note 2)...................      959,074
        Accounting and Administrative Service Fee (Note 2).      839,228
        Administrative Fee (Note 2)........................      239,780
        Interest Expense...................................           26
                                                            ------------
          Total Expenses...................................    2,038,108
                                                            ------------
       Net Investment Income...............................    6,896,126
                                                            ------------
       Net Realized Loss on Investment Transactions........   (9,941,904)
       Change in Net Unrealized Appreciation of Investments  (15,050,467)
                                                            ------------
       Net Loss on Investments.............................  (24,992,371)
                                                            ------------
       Net Decrease in Net Assets Resulting from Operations $(18,096,245)
                                                            ============


                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                      8

                                              FBR American Gas Index Fund, Inc.
================================================================================


STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended March 31,

                                                                         2002           2001
                                                                    -------------  -------------
Increase (Decrease) in Net Assets
Operations
 Net Investment Income............................................. $   6,896,126  $   7,057,162
 Net Realized Gain (Loss) on Investment Transactions...............    (9,941,904)    47,832,013
 Change in Net Unrealized Appreciation of Investments..............   (15,050,467)     9,766,486
                                                                    -------------  -------------
   Net Increase (Decrease) in Net Assets Resulting from Operations.   (18,096,245)    64,655,661
                                                                    -------------  -------------
Distributions to Shareholders
 From Net Investment Income........................................    (6,895,460)    (7,058,018)
 From Net Realized Gain on Investments.............................   (26,620,557)   (33,056,466)
                                                                    -------------  -------------
   Total Distributions to Shareholders.............................   (33,516,017)   (40,114,484)
                                                                    -------------  -------------
Share Transactions
 Net Proceeds from Sales of Shares.................................    88,412,715    185,284,959
 Reinvestment of Distributions.....................................    31,143,022     37,649,432
 Cost of Shares Redeemed...........................................  (112,766,515)  (172,464,622)
                                                                    -------------  -------------
   Net Increase in Net Assets Resulting from Share Transactions....     6,789,222     50,469,769
                                                                    -------------  -------------
   Total Increase (Decrease) in Net Assets.........................   (44,823,040)    75,010,946

Net Assets--Beginning of Year......................................   269,504,377    194,493,431
                                                                    -------------  -------------
Net Assets--End of Year............................................ $ 224,681,337  $ 269,504,377
                                                                    =============  =============
Shares
 Sold..............................................................     5,125,506      9,230,775
 Issued in Reinvestment of Distributions...........................     2,126,310      1,915,599
 Redeemed..........................................................    (6,665,891)    (8,756,493)
                                                                    -------------  -------------
   Net Increase in Shares..........................................       585,925      2,389,881
                                                                    =============  =============

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                      9

                                              FBR American Gas Index Fund, Inc.
================================================================================


FINANCIAL HIGHLIGHTS

                                                         For the Years Ended March 31,
                                               ------------------------------------------------
                                                 2002      2001      2000      1999      1998
                                               --------  --------  --------  --------  --------
Per Share Operating Performance:
 Net Asset Value--Beginning of Year........... $  19.42  $  16.93  $  16.28  $  18.59  $  14.84
                                               --------  --------  --------  --------  --------
 Income from Investment Operations:
   Net Investment Income......................     0.49      0.52      0.52      0.51      0.47
   Net Realized and Unrealized Gain (Loss) on
     Investments..............................    (1.86)     5.00      2.07     (1.63)     3.87
                                               --------  --------  --------  --------  --------
     Total from Investment Operations.........    (1.37)     5.52      2.59     (1.12)     4.34
                                               --------  --------  --------  --------  --------
 Distributions to Shareholders:
   From Net Investment Income.................    (0.49)    (0.52)    (0.52)    (0.51)    (0.47)
   From Net Realized Gain.....................    (2.03)    (2.51)    (1.42)    (0.68)    (0.12)
                                               --------  --------  --------  --------  --------
     Total Distributions......................    (2.52)    (3.03)    (1.94)    (1.19)    (0.59)
                                               --------  --------  --------  --------  --------
 Net Increase (Decrease) in Net Asset Value...    (3.89)     2.49      0.65     (2.31)     3.75
                                               --------  --------  --------  --------  --------
 Net Asset Value--End of Year................. $  15.53  $  19.42  $  16.93  $  16.28  $  18.59
                                               ========  ========  ========  ========  ========
Total Investment Return.......................  (5.90)%    32.88%    17.18%   (6.35)%    29.62%
Ratios to Average Net Assets:
 Expenses.....................................    0.85%     0.85%     0.85%     0.85%     0.85%
 Net Investment Income........................    2.88%     2.77%     2.95%     2.84%     2.83%
Supplementary Data:
 Portfolio Turnover Rate......................      29%       38%       16%       10%       13%
 Net Assets at End of Year (in thousands)..... $224,681  $269,504  $194,493  $200,317  $244,368
 Number of Shares Outstanding at End of Year
   (in thousands).............................   14,464    13,878    11,488    12,306    13,148

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                      10

                                              FBR American Gas Index Fund, Inc.
================================================================================


NOTES TO FINANCIAL STATEMENTS
March 31, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

  FBR American Gas Index Fund, Inc. (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment company. The Fund is authorized to issue 1,000,000,000 shares of $0.001 par value capital stock. The Fund invests primarily in the common stock of natural gas distribution and transmission companies. Since the Fund has a specialized focus, it carries more risk than a fund that invests more generally.

  Security Valuation Securities listed on stock exchanges are valued at the last sales price of the applicable exchange. Over-the-Counter securities are valued at the last sales price. The value of assets for which no quotations are not readily available, including restricted securities, are valued at fair value in good faith by the Board of Directors or at the direction of the Directors.

  Investment Transactions Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-date. Realized gain and loss from security transactions are computed on an identified cost basis.

  Repurchase Agreements In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

  Distributions Net investment income is computed, and dividends are declared quarterly. Dividends are reinvested in additional shares unless shareholders request payment in cash. Capital gains, if any, are distributed annually.

  Federal Income taxes The Fund complies with the provisions of the Internal Revenue Code applicable to regulated investment companies and distributes substantially all net investment income to its shareholders. Therefore, no Federal income tax provision is required.

  Use of Estimates The financial statements have been prepared in conformity with accounting principals generally accepted within the United States of America which permit management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.


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                                      11

                                              FBR American Gas Index Fund, Inc.
================================================================================



NOTES TO FINANCIAL STATEMENTS (continued)

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

  Effective November 1, 2001, investment advisory and management services are provided by FBR Fund Advisers, Inc. (the "Adviser"). Prior to November 1, 2001, these services were provided by Money Management Advisers, Inc. (formerly Money Management Associates)("MMA"). Both the Adviser and MMA are Wholly-owned subsidiaries of Friedman, Billings, Ramsay Group, Inc.("FBR Group"). Under an agreement with the Adviser, the Fund pays a fee for such services at an annual rate of 0.40% of the average daily net assets of the Fund. Certain Officers and Directors of the Fund are affiliated with the Adviser.

  FBR National Bank & Trust (formerly Rushmore Trust and Savings, FSB)("FBR National"), a subsidiary of FBR Group, provides transfer agency, dividend-disbursing and shareholder services to the Fund. In addition, FBR National serves as custodian of the Fund's assets and pays the operating expenses of the Fund. For these services, FBR National receives an annual fee of 0.35% of the average daily net assets of the Fund.

  The American Gas Association (A.G.A.) serves as administrator for the Fund. As administrator, A.G.A is responsible for calculating and maintaining the Index and providing the Fund with information concerning the natural gas industry. For these services the Fund pays a fee at an annual rate of 0.10% of the average daily net assets of the Fund.

3. BORROWING AGREEMENT

  The Fund has an agreement with Custodial Trust Company to receive short-term borrowings to cover share redemptions. Borrowings pursuant to the credit facility are subject to interest at the overdraft Federal Funds rate. The credit facility may be drawn upon for temporary purposes and is subject to certain other customary restrictions. For each short-term borrowing the Fund pledges collateral. No borrowings were outstanding at March 31, 2002.

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                                      12

                                              FBR American Gas Index Fund, Inc.
================================================================================


INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of American Gas Index Fund, Inc.

We have audited the statement of net assets of the FBR American Gas Index Fund, Inc. (the Fund) as of March 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the FBR American Gas Index Fund, Inc. as of March 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

New York, New York
April 19, 2002

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                                      13

                               FBR MUTUAL FUNDS
                             4922 FAIRMONT AVENUE
                           BETHESDA, MARYLAND 20814
                                 800.622.1386
                               www.fbrfunds.com

                              Investment Adviser
                            FBR FUND ADVISERS, INC.
                         1001 NINETEENTH STREET NORTH
                              ARLINGTON, VA 22209

                                  Distributor
                         FBR INVESTMENT SERVICES, INC.
                             4922 FAIRMONT AVENUE
                           BETHESDA, MARYLAND 20814

                 Administrator, Custodian, and Transfer Agent
                           FBR NATIONAL BANK & TRUST
                             4922 FAIRMONT AVENUE
                           BETHESDA, MARYLAND 20814

                        Independent Public Accountants
                            DELOITTE & TOUCHE, LLP
                                 1633 BROADWAY
                           NEW YORK, NEW YORK 10019
                         This report is not authorized
                        for distribution to prospective
                      investors unless it is preceded or
                     accompanied by a current prospectus.

                           FRIEDMAN BILLINGS RAMSEY
                                    [GRAPHIC]


                                    [GRAPHIC]
                                       FBR




                       FBR American Gas Index Fund, Inc.

                                 Annual Report
                                March 31, 2002





                                                    [GRAPHIC]

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